UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                  June 5, 2006

                             C&D Technologies, Inc.
             (Exact name of registrant as specified in its charter)


  Delaware                         1-9389                    13-3314599
  --------                       ---------                ---------------
(State or other            (Commission File Number)      (I.R.S. Employer
jurisdiction of incorporation)                           Identification No.)


1400 Union Meeting Road,
Blue Bell, Pennsylvania                                       19422
---------------------------------------                     ----------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (215) 619-2700

                                       N/A
                              ------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Information.

     On June 5, 2006, C&D announced in its quarterly conference call that at its most recent board meeting management and the board determined it was appropriate that C&D would not continue with a dividend payment at this time, given its focus to preserve cash for investment in the business in order to fund its turnaround plans and debt repayment.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          C&D TECHNOLOGIES, INC.


                                          By:  /s/ Ian J. Harvie
                                          --------------------------------------
                                          Ian J. Harvie, Vice President and
                                          Chief Financial Officer



Date:  June 12, 2006